UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2024

CION ARES DIVERSIFIED CREDIT FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	811-23165	81-3755597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 25th Floor
New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 845-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

CION Ares Management, LLC, under authority delegated by the Board of Trustees of CION Ares Diversified Credit Fund (the “Fund”) to declare distributions to the Fund’s shareholders, has elected to extend the expiration date of the special increase to the daily distribution rates, as previously announced on June 13, 2023, for Class A shares of common stock of the Fund (“Class A shares”), Class C shares of common stock of the Fund (“Class C shares”), Class I shares of common stock of the Fund (“Class I shares”), Class L shares of common stock of the Fund (“Class L shares”), Class U shares of common stock of the Fund (“Class U shares”), Class U-2 shares of common stock of the Fund (“Class U-2 shares”) and Class W shares of common stock of the Fund (“Class W shares”) from June 30, 2024 to December 31, 2024 (the “Extended Increased Distribution Period”). The Fund expects to reevaluate its distribution policy with respect to the special increase near the end of the Extended Increased Distribution Period. The Fund is also maintaining the daily base distribution rates for Class A shares, Class C shares, Class I shares, Class L shares, Class U shares, Class U-2 shares and Class W shares previously announced on September 29, 2023. The Fund records distributions from net investment income daily and pays distributions monthly to shareholders on such daily record dates.

Effective July 1, 2024, the daily distribution rate to Class A shares will remain at $0.0061419, which reflects 8.91% of the NAV of Class A shares as of May 31, 2024 on an annualized basis.

Effective July 1, 2024, the daily distribution rate to Class C shares will remain at $0.0055918, which reflects 8.17% of the NAV of Class C shares as of May 31, 2024 on an annualized basis.

Effective July 1, 2024, the daily distribution rate to Class I shares will remain at $0.0063787, which reflects 9.15% of the NAV of Class I shares as of May 31, 2024 on an annualized basis.

Effective July 1, 2024, the daily distribution rate to Class L shares will remain at $0.0059918, which reflects 8.66% of the NAV of Class L shares as of May 31, 2024 on an annualized basis.

Effective July 1, 2024, the daily distribution rate to Class U shares will remain at $0.0058303, which reflects 8.41% of the NAV of Class U shares as of May 31, 2024 on an annualized basis.

Effective July 1, 2024, the daily distribution rate to Class U-2 shares will remain at $0.0058240, which reflects 8.42% of the NAV of Class U-2 shares as of May 31, 2024 on an annualized basis.

Effective July 1, 2024, the daily distribution rate to Class W shares will remain at $0.0060372, which reflects 8.66% of the NAV of Class W shares as of May 31, 2024 on an annualized basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION Ares Diversified Credit Fund

Date: June 14, 2024	By:	/s/ Gregg Schill
Gregg Schill
Vice President